UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report — May 14, 2003

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

 (Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA 19610

(Address of principal executive offices)  (Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Item 5.            Other Events.

The following is an unaudited summary of the results of operations (in thousands) for Hollywood Casino Corporation by property for the three months ended March 31, 2003 and 2002, the years ended December 31, 2002 and 2001 and the three months ended December 31, 2002 and 2001:

	Revenues	Income from operations	Depreciation and amortization	Minority interest expense	Impairment loss	Loss (recoveries) on affiliate obligations	Loss on early extinguishment of debt	EBITDA

Three months ended March 31, 2003

Hollywood Casino-Aurora	$67,670	$17,669	$2,584	$—	$—	$—	$—	$20,253
Hollywood Casino-Tunica	25,935	2,897	1,974	—	—	—	—	4,871
Hollywood Casino-Shreveport	35,691	2,261	3,506	(230)	—	—	—	5,537
Corporate Overhead	—	(7,944)	39	—	—	—	—	(7,905)
Total	$129,296	$14,883	$8,103	$(230)	$—	$—	$—	$22,756

Three months ended March 31, 2002

Hollywood Casino-Aurora	$60,982	$13,222	$8,651	$—	$—	$—	$—	$21,873
Hollywood Casino-Tunica	23,985	3,407	1,400	—	—	—	—	4,807
Hollywood Casino-Shreveport	38,217	3,444	3,995	(383)	—	—	—	7,056
Corporate Overhead	—	(3,850)	52	—	—	—	—	(3,798)
Total	$123,184	$16,223	$14,098	$(383)	$—	$—	$—	$29,938

Year ended December 31, 2002

Hollywood Casino-Aurora	$255,380	$57,720	$19,277	$—	$184	$—	$195	$77,376
Hollywood Casino-Tunica	98,436	11,904	6,084	—	1,080	—	—	19,068
Hollywood Casino-Shreveport	146,356	4,278	16,157	(1,464)	179	—	—	19,150
Corporate Overhead	—	(14,652)	212	—	219	800	—	(13,421)
Total	$500,172	$59,250	$41,730	$(1,464)	$1,662	$800	$195	$102,173

Year ended December 31, 2001

Hollywood Casino-Aurora	$215,985	$43,756	$28,583	$—	$—	$—	$—	$72,339
Hollywood Casino-Tunica	98,203	10,959	5,823	—	—	—	—	16,782
Hollywood Casino-Shreveport	143,868	(17,409)	15,866	(1,438)	—	—	843	(2,138)
Corporate Overhead	—	(3,509)	223	—	—	(10,828)	—	(14,114)
Total	$458,056	$33,797	$50,495	$(1,438)	$—	$(10,828)	$843	$72,869

	Revenues	Income from operations	Depreciation and amortization	Minority interest expense	Impairment loss	Loss (recoveries) on affiliate obligations	Loss on early extinguishment of debt	EBITDA

Three months ended December 31, 2002

Hollywood Casino-Aurora	$64,254	$13,670	$2,664	$—	$184	$—	$—	$16,518
Hollywood Casino-Tunica	24,048	2,019	1,725	—	1,080	—	—	4,824
Hollywood Casino-Shreveport	35,057	(399)	4,051	(351)	179	—	—	3,480
Corporate Overhead	—	(3,095)	51	—	219	—	—	(2,825)
Total	$123,359	$12,195	$8,491	$(351)	$1,662	$—	$—	$21,997

Three months ended December 31, 2001

Hollywood Casino-Aurora	$55,808	$10,543	$8,243	$—	$—	$—	$—	$18,786
Hollywood Casino-Tunica	22,960	2,815	1,416	—	—	—	—	4,231
Hollywood Casino-Shreveport	32,953	791	3,984	(329)	—	—	—	4,446
Corporate Overhead	—	4,425	55	—	—	(10,828)	—	(6,348)
Total	$111,721	$18,574	$13,698	$(329)	$—	$(10,828)	$—	$21,115

EBITDA is income from operations excluding charges for depreciation and amortization, impairment loss, loss or recoveries on affiliate obligations and loss on early extinguishment of debt and including minority interest expense.  EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles.  EBITDA information is presented solely as a supplemental disclosure because management believes that it is a widely used measure of such performance in the gaming industry.  EBITDA should not be construed as an alternative to operating income, as an indicator of our operating performance, or as an alternative to cash flows from operating activities, as a measure of liquidity, or as any other measure of performance determined in accordance with generally accepted accounting principles.  We have significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA.  It should also be noted that other gaming companies that report EBITDA information may calculate EBITDA in a different manner than us.

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 14, 2003		Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer